Exhibit 10.44

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of the  7th day of

        February     , _2019__  by and among MIDCAP FINANCIAL TRUST, a Delaware statutory trust (“Agent”) and APTEVO THERAPEUTICS INC., a Delaware corporation (“Aptevo Therapeutics”), APTEVO BIOTHERAPEUTICS LLC, a Delaware limited liability company (“Aptevo BioTherapeutics”), and APTEVO RESEARCH AND DEVELOPMENT LLC, a Delaware limited liability company (“Aptevo R&D, and Aptevo R&D together with Aptevo Therapeutics, Aptevo BioTherapeutics and any other Person that joins this agreement as a Grantor, each a “Grantor” and collectively, the “Grantors”).

RECITALS

A.The Lenders made and have agreed to make certain advances of money and to extend certain financial accommodation to the Grantors (the “Credit Extensions”) in the amounts and manner set forth in that certain Amended and Restated Credit and Security Agreement by and between Agent, the Lenders and the Grantors dated as of August 4, 2018 (as amended by the First Amendment to Credit and Security Agreement, dated as of May 11, 2017, and as the same may be further amended, modified or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein without definition are used as defined in the Credit Agreement).  The Lenders are willing to continue to make the Credit Extensions to the Grantors, but only upon the condition, among others, that the Grantors shall grant to Agent, for the ratable benefit of the Lenders, a security interest in certain Copyrights, Trademarks, Patents, and Mask Works (as each term is described below) to secure the obligations of the Grantors under the Credit Agreement.

B.Pursuant to the terms of the Credit Agreement, each Grantor has granted to Agent, for the ratable benefit of the Lenders, a security interest in all of such Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Credit Agreement, each Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Credit Agreement, each Grantor grants and pledges to Agent, for the ratable benefit of the Lenders, a security interest in all of such Grantor's right, title and interest in, to and under its Intellectual Property other than any Excluded Property (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following (except, in each case, to the extent constituting Excluded Property):

(a)Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b)Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

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(c)Any and all design rights that may be available to such Grantor now or hereafter existing, created, acquired or held;

(d)All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e)Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of such Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f)All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the  “Mask Works”);

(g)Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h)All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i)All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j)All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

The security interest granted under this Intellectual Property Security Agreement is granted in conjunction with the security interest granted to Agent, for the ratable benefit of the Lenders, under the Credit Agreement.  The rights and remedies of Agent with respect to the security interest granted hereby are in addition to those set forth in the Credit Agreement and the other Financing Documents, and those which are now or hereafter available to Agent as a matter of law or equity.  Each right, power and remedy of Agent provided for herein or in the Credit Agreement or any of the Financing Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Agent of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Credit Agreement or any of the other Financing Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Agent, of any or all other rights, powers or remedies.

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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This Intellectual Property Security Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Intellectual Property Security Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTORS:	APTEVO THERAPEUTICS INC.

	By:	/s/ Jeff Lamothe
	Name:	Jeff Lamothe
	Title:	Chief Financial Officer

APTEVO BIOTHERAPEUTICS LLC

	By:	/s/ Jeff Lamothe
	Name:	Jeff Lamothe
	Title:	Chief Financial Officer

APTEVO RESEARCH AND DEVELOPMENT LLC

	By:	/s/ Jeff Lamothe
	Name:	Jeff Lamothe
	Title:	Chief Financial Officer

Address:

Aptevo Therapeutics, Inc.
2401 4th Avenue, Suite 1050
Seattle, WA 98121
	Attn:	Shawnte Mitchell
	E-Mail:	MitchellS@apvo.com

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AGENT:	MIDCAP FINANCIAL TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

		By:	/s/ Maurice Amsellem
		Name:	Maurice Amsellem
		Title:	Authorized Signatory

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EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date
None.

EXHIBIT B

Patents

Description	Registration/ Application Number	Registration/ Application Date
[See attached.]

EXHIBIT C

Trademarks

Description	Registration/ Application Number	Registration/ Application Date
[See Attached.]

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
None.